UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2025

AMERICAN NATIONAL GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31911	42-1447959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Moody Plaza
Galveston, Texas 77550
(Address of principal executive offices and zip code)

(888) 221-1234

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Depositary Shares, each representing a 1/1,000th interest in a share of 6.625% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series B	ANGpB	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 7.375% Fixed-Rate Non-Cumulative Preferred Stock, Series D	ANGpD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 27, 2025, American National Group Inc. (the “Company”) closed its previously announced public offering (the “Offering”) of $700,000,000 aggregate principal amount of the Company’s 6.000% Senior Notes due 2035 (the “Notes”). The Notes were sold in a public offering pursuant to the Company’s registration statement on Form S-3 (File No. 333-281155). The notes were issued pursuant to an Indenture, dated as of October 2, 2024 (the “Base Indenture”), between the Company, as issuer, and Wilmington Trust, National Association, as trustee (the “Trustee”) and a Second Supplemental Indenture, dated as of June 27, 2025 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee, which supplemented the Base Indenture. The Company intends to use the net proceeds from the Offering to repay a portion of the outstanding indebtedness under its term loan credit facility.

The Notes are unsecured and unsubordinated obligations of the Company that rank equally in right of payment with all of the Company’s existing and future unsecured and unsubordinated indebtedness and that rank senior in right of payment to all of the Company’s existing and future subordinated indebtedness. The Notes are effectively subordinated to any secured obligations the Company may have in the future to the extent of the value of the collateral securing such obligations. The Notes are effectively subordinated to all of the existing and future indebtedness and other liabilities of the Company’s subsidiaries. The Notes will bear interest at a rate of 6.000% per annum, payable semi-annually on January 15 and July 15, to persons who are registered holders of the Notes on the immediately preceding January 1 and July 1, beginning on January 15, 2026.

The Indenture limits the ability of the Company and certain of its subsidiaries to incur certain liens and dispose of the capital stock of certain of the Company’s subsidiaries, and the ability of the Company to consolidate or merge with or into, or sell, lease or otherwise transfer all or substantially all of the assets of the Company and its subsidiaries to, other companies, in each case subject to certain exceptions and qualifications set forth in the Indenture. The Indenture also provides for customary events of default which, if any occurs, would permit or require the principal of and accrued interest on the Notes to become or be declared due and payable.

The Notes will mature on July 15, 2035. However, the Company may, at its option, redeem some or all of the Notes at any time and from time to time prior to their maturity. If the Company elects to redeem the Notes prior to April 15, 2035 (the date that is three months prior to their maturity date) (the “Par Call Date”), the Company will pay a redemption price in respect of the Notes to be redeemed equal to the greater of:

(1)            the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Second Supplemental Indenture) plus 30 basis points, less (b) interest accrued to, but excluding, the date of redemption, and

(2)            100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

If the Company elects to redeem the Notes on or after the Par Call Date, the Company will pay a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

The foregoing description of the Indenture does not purport to be a complete statement of the parties’ rights and obligations under the Indenture and is qualified in its entirety by reference to the full text of the Base Indenture, which is incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 2, 2024, and the Second Supplemental Indenture, a copy of which is filed as Exhibit 4.1 hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated as of June 27, 2025, between American National Group Inc., as issuer, and Wilmington Trust, National Association, as trustee.
4.2	Form of 6.000% Senior Notes due 2035 (included in Exhibit 4.1).
5.1	Opinion of Cravath, Swaine & Moore LLP.
23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Cautionary Language Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on current expectations of management of the Company. Such statements include plans, projections and estimates regarding the use of proceeds from the Offering. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including prevailing market conditions and other factors. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN NATIONAL GROUP INC.

Date: June 27, 2025	By:	/s/ Reza Syed
Reza Syed
Chief Financial Officer & Executive Vice President